SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

JANUARY 20, 2003

Date of Report

JANUARY 6, 2003

(Date of Earliest Event Reported)

DURO ENZYME PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)


Nevada                           0-30096                77-0454933
-------------------------------  ---------------------  -----------------------
(State or other                  (Commission File No.)  (IRS Employer I.D. No.)
Jurisdiction)
-------------------------------  ---------------------  -----------------------

20436 FRASER HIGHWAY
LANGLEY, BC V3A 4G2
CANADA

(Address of Principal Executive Offices)

604-514-3044

Registrant's Telephone Number

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

As agreed by the Directors of the Company on December 24, 2002 and pursuant to a written agreement dated January 6, 2003, the Company has decided to dispose of its wholly owned subsidiary Bruden Steaming and Vac Truck Service Ltd. The Company has agreed to sell Bruden Steaming and Vac Truck Service Ltd. to Dennis Branconnier in exchange for 60,000,000 shares of the Company. The Company acquired Bruden Steaming and Vac Truck Service Ltd. on May 29, 2002 but has decided this is a business that will not add value to the Company in the short or long-term and is not a good fit with the Company's direction. The Shares to be returned to the Company were issued on the acquisition on May 29, 2002 to the sole original shareholder of Bruden Steaming Vac and Truck Service Ltd.

The gain or loss on disposition will be calculated as of the closing date of January 6, 2003 and included on the first quarter Financial Statements of the Company.

DESCRIPTION OF THE BUSINESS DISPOSED

Bruden Steaming and Vac Truck Service Ltd. serves multiple markets including oil and gas, agriculture, transportation, manufacturing, food services, and commercial businesses. It provides services to these businesses to include liquid hauling and removal of oil sludge and waste material, land spreading, flushing/de-scaling, high pressure water jetting, steam and foam cleaning, and excavating hydro-vac.

Bruden's assets are used on site often to support operations of its customers on a continuous 24-hours a day, 7 days a week, 365- days a year basis. This is particularly the instance during the winter months when the oil companies are in need of the special units that Bruden has in its assets of vehicles to unfreeze the oil drilling rigs.

Bruden Steaming and Vac Truck Service Ltd. is located in Rocky Mountain House, Alberta Canada. Management of Bruden has concentrated its marketing strategy into three areas where it has the greatest amount of personal contact, the Alberta government, Alberta agriculture, and the Alberta Oil Sands.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

(a)  Pro  Forma  Financial  Information

(b)  Exhibits

EXHIBIT NUMBER  SEC REFERENCE  DESCRIPTION
--------------  -------------  -----------------
1               2              Agreement of Sale

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2003          Duro Enzyme Products, Inc
                                 By:  /s/ Perry Smith, President

                   DURO ENZYME PRODUCTS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On January 6, 2003, the Company disposed of all of the issued and outstanding shares of the common stock of Bruden Steaming Vac and Truck Service Ltd. in exchange for the 60,000,000 shares of common stock in the Company.

The accompanying pro forma consolidated financial statements illustrate the effect of the Disposal ("Pro Forma") on the Company's financial position and results of operations. The balance sheet as of September 30, 2002 is based on historical balance sheets of the Company as of that date and assumes the disposal took place on that date. The balance sheet and consolidated statements of operations for the year ended September 30, 2002 are based on historical statements of income of the Company for that period. The pro forma consolidated statements of income assume the disposal took place on September 30, 2002.

The pro forma consolidated financial statements may not be indicative of the actual results of the disposal.

The accompanying consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company.

                       DURO ENZYME PRODUCTS, INCORPORATED
                               (FORMERLY HOME WEB)
                          (A Development Stage Company)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                      For the year ended September 30, 2002


ASSETS
                                                            2002
                                                        ------------
Current assets
  Cash in bank                                          $    (1,262)
  Non-trade receivable                                      102,163
                                                        ------------
    Total current assets                                    100,901
Equipment
  Coolers and equipment
  Office equipment
                                                        ------------
                                                                  0
  Accumulated depreciation
                                                        ------------
    Total equipment                                               0
Other assets
  Trade name
  Licenses (net)                                          2,000,000
                                                        ------------
    Total other assets                                    2,000,000
                                                        ------------
TOTAL ASSETS                                            $ 2,100,901
                                                        ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable and fees                             $ 1,601,259
  Short term notes                                          447,249
                                                        ------------
    Total current liabilities                             2,048,508

Long term debt                                            2,752,738
                                                        ------------
TOTAL LIABILITIES                                         4,801,246
Shareholders' equity
  Preferred stock, 40,000,000 shares authorized $.001
    par value, 0 shares outstanding                               0
  Common stock, 3,200,000,000 authorized, $.001 par
  value, 657,778,000 outstanding                             27,757
  Paid in capital                                         4,265,669
  Deficit accumulated during development stage           (6,993,771)
                                                        ------------
    Total shareholders' equity                           (2,700,345)
                                                        ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 2,100,901
                                                        ============


    The accompanying notes are an integral part of the financial statements

                       DURO ENZYME PRODUCTS, INCORPORATED
                               (FORMERLY HOME WEB)
                          (A Development Stage Company)
                 PRO FROMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended September 30, 2002


                                         2002
                                     -------------
Sales                                $          0
Cost of Sales                                   0
                                     -------------
Gross Margin                                    0
Expenses
  Advertising                                 331
  Amortization                            250,000
  Consulting and professional fees        597,667
  Office and administration               424,037
  Investor communication                    3,232
  Travel, meals and entertainment           2,672
  Rent, utilities and telephone           239,990
  Research and Development                411,051
  Organization and start up costs
  Compensation due stock issuance
                                     -------------
    Total expenses                      1,928,980
                                     -------------
    (Loss) from operations             (1,928,980)
Other income (expense)
  Loss on asset write-off              (3,083,000)
  Interest                               (137,094)
  Recovery of accounts payable                  0
  State tax expense
                                     -------------
    Total other expenses               (3,220,094)
                                     -------------

                                     -------------
    Net Loss                         $ (5,149,074)
                                     =============
Loss per share
  of common stock                    $      (0.01)
Weighted average of
  shares outstanding                  657,778,000
                                     =============


    The accompanying notes are an integral part of the financial statements